UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 30, 2015

Date of Report (Date of earliest event reported)

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-8661

New Jersey	13-2595722
(State of incorporation)	(I.R.S. Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

(908) 903-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On June 30, 2015, The Chubb Corporation, a New Jersey corporation (“Chubb”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with ACE Limited, a company organized under the laws of Switzerland (“ACE”), and William Investment Holdings Corporation, a New Jersey corporation and a wholly owned subsidiary of ACE (“Merger Sub”), pursuant to which Merger Sub will merge with and into Chubb, with Chubb surviving the merger (the “Merger”). At the effective time of the Merger, each share of common stock, par value $1.00 per share, of Chubb (“Chubb Common Shares”) will be converted into the right to receive (i) 0.6019 common shares, par value CHF 24.15 per share, of ACE (“ACE Common Shares”) and (ii) an amount in cash equal to $62.93, subject to the terms and conditions as set forth in the Merger Agreement. Chubb shareholders are expected to own about 30% of the combined company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each Chubb stock option, restricted stock unit award (including each performance-based restricted stock unit award) and deferred stock unit award that is outstanding immediately prior thereto will be automatically converted into a stock option, restricted stock unit award or deferred stock unit award, as applicable, relating to ACE Common Shares, the number of which will be determined in accordance with the adjustment mechanism set forth in the Merger Agreement, on the same terms and conditions as were applicable immediately prior to the effective time of the merger under such Chubb equity award.

The board of directors of Chubb unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The closing of the Merger is subject to the approval of the Merger Agreement by the affirmative vote of two-thirds of the Chubb shareholders present and voting at the Chubb shareholder meeting. The closing of the Merger is also subject to various customary conditions, including, (i) approval by ACE shareholders of certain matters, (ii) receipt of required governmental approvals, including insurance regulatory approvals and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the absence of any governmental order or law prohibiting the consummation of the Merger, (iv) the effectiveness of the registration statement on Form S-4 to be filed by ACE with respect to the ACE Common Shares issuable pursuant to the Merger and (v) the authorization for listing on the New York Stock Exchange of the ACE Common Shares issuable pursuant to the Merger. The obligation of each party to consummate the Merger is also conditioned upon (i) the accuracy of the representations and warranties of the other party, subject to specified materiality standards, and (ii) performance in all material respects by the other party of its obligations under the Merger Agreement.

ACE has agreed that, following the closing of the Merger, (i) to maintain substantial operations and North American division-related headquarter functions in Warren, New Jersey and (ii) to, as soon as practicable following the completion of the Merger and in conjunction with ACE’s integration plan, begin using the brand and marketing names currently used by Chubb and to submit to ACE’s shareholders an amendment to its Articles of Association to change the legal name of ACE to Chubb Limited.

Subject to certain limited exceptions, the Merger Agreement prohibits Chubb and its subsidiaries from, among other things, initiating, soliciting, or knowingly facilitating any competing change in control proposals and from participating in any discussions or negotiations with any person relating to a competing proposal.

The Merger Agreement contains certain termination rights for both Chubb and ACE, including, in each case subject to specified exceptions, if (i) the Merger is not consummated by June 30, 2016 (the “Outside Date”), (ii) certain regulatory approvals are not obtained or (iii) there has been an uncured breach by the other party such that the closing conditions cannot be satisfied. ACE may also terminate the Merger Agreement (the “ACE Termination Right”), in

each case subject to specified exceptions, if (i) prior to the approval of the Merger Agreement by Chubb shareholders, Chubb or its board of directors (A) submits the Merger Agreement to its shareholders without a recommendation for approval, or otherwise withdraws or materially and adversely modifies (or publicly discloses its intention to withdraw or materially and adversely modify) its recommendation, or recommends to its shareholders an acquisition proposal other than the Merger, or (B) materially breaches its obligations regarding non-solicitation or the holding of a meeting of the shareholders of Chubb; or (ii) a tender offer or exchange offer for 20% or more of the outstanding shares of Chubb Common Shares is commenced (other than by ACE or one of its subsidiaries), and the board of directors of Chubb recommends that its shareholders tender their shares in such tender or exchange offer or otherwise fails to recommend that Chubb shareholders reject such tender offer or exchange offer within the 10 business day period specified in Rule 14e-2(a) under the Securities Exchange Act of 1934.

The Merger Agreement also provides that upon termination under specified circumstances, Chubb would be required to pay to ACE a termination fee of $930 million. Chubb would be required to pay such termination fee if (i) ACE terminates the Merger Agreement pursuant to the ACE Termination Right (or the Merger Agreement is terminated because the Merger has not been consummated by the Outside Date and ACE could have terminated the Merger Agreement pursuant to the ACE Termination Right); or (ii) (A) a bona fide acquisition proposal is made known to senior management of Chubb or made directly to Chubb’s shareholders or any person has publicly announced and not withdrawn an acquisition proposal for Chubb, (B) thereafter the Merger Agreement is terminated because the Merger has not been consummated by the Outside Date without the approval of the Merger Agreement by Chubb’s shareholders having been obtained or the Merger Agreement is terminated as a result of Chubb’s uncured breach and (C) within 18 months of termination, Chubb enters into a definitive agreement with respect to or consummates a transaction that would constitute an acquisition proposal under the terms of the Merger Agreement.

Chubb and ACE have made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, Chubb and ACE have also agreed, among other things, to covenants relating to (i) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) the use of reasonable best efforts to obtain governmental and regulatory approvals, (iii) the facilitation of Chubb and ACE’s respective shareholders’ consideration of, and voting upon, matters necessary to permit the consummation of the Merger (including, with respect to Chubb, the approval of the Merger Agreement and, with respect to ACE, the issuance of ACE Common Shares to be issued pursuant to the Merger Agreement) and (iv) the recommendation by the respective board of directors of Chubb and ACE in favor of the approval of such matters.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Chubb, ACE or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other, and are subject to future waiver or adjustment by the parties. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Chubb or ACE. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition Chubb, ACE or any of their respective subsidiaries, affiliates or businesses.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this communication may be deemed to be forward-looking statements under certain securities laws, including the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the expected effects of the acquisition of Chubb by ACE, the expected timing of the acquisition and other statements other than in relation to historical facts. Forward-looking statements are typically identified by words such as “believe”, “expect”, “foresee”, “forecast”, “anticipate”, “intend”, “estimate”, “goal”, “plan” and “project” and similar expressions of future or conditional verbs such as “will”, “may”, “should”, “could”, or “would”.

By their very nature, forward-looking statements require us to make assumptions and are subject to inherent risks and uncertainties, many of which are outside the control of ACE and Chubb. Forward-looking statements speak only as of the date they are made and, except as required by law, neither party assumes an obligation to update the forward-looking statements contained in this communication. Any annualized, pro forma, projected and estimated numbers in this communication are used for illustrative purposes only, are not forecasts and may not reflect actual results. We caution readers not to place undue reliance on these statements as a number of important factors could cause our actual results to differ materially from the expectations expressed in such forward-looking statements. These factors include, but are not limited to, the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the strength of the economy and competitive factors in the areas where ACE and Chubb do business; the impact of changes in the laws and regulations regulating insurance services and enforcement thereof; the effects of competition in the markets in which ACE and Chubb operate; judicial or regulatory judgments and legal proceedings; ACE’s ability to complete the acquisition and integration of Chubb successfully; and other factors that may affect future results of ACE and Chubb.

We caution that the foregoing list of important factors is not exhaustive. Additional information about these and other factors can be found in ACE’s 2014 Annual Report on Form 10-K and Chubb’s 2014 Annual Report on Form 10-K, each filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at the SEC’s website (http://www.sec.gov).

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, ACE will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of ACE and Chubb, and a Prospectus of ACE, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving ACE and Chubb will be submitted to ACE and Chubb shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF ACE AND CHUBB ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about ACE and Chubb, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to ACE Limited, 17 Woodbourne Avenue, Hamilton, HM08, Bermuda, Attention: Investor Relations, 441-299-9283, or to The Chubb Corporation, 15 Mountain View Road, P.O. Box 1615, Warren, New Jersey 07061, Attention: Investor Relations, 908-903-2365.

PARTICIPANTS IN THE SOLICITATION

ACE, Chubb, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ACE’s directors and executive officers is available in ACE’s proxy statement for its 2015 Annual General Meeting of Shareholders filed with the SEC on April 8, 2015, and ACE’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015. Information regarding Chubb’s directors and executive officers is available in Chubb’s proxy statement for its 2015 Annual Meeting of Shareholders filed with the SEC on March 13, 2015, and Chubb’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2015, by and among ACE Limited, William Investment Holdings Corporation and The Chubb Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2015

THE CHUBB CORPORATION

By:	/s/ Maureen A. Brundage
Name:	Maureen A. Brundage
Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2015, by and among ACE Limited, William Investment Holdings Corporation and The Chubb Corporation.